Exhibit 10.4

[Execution]

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED COLLATERAL ASSIGNMENT

OF TRADEMARKS (SECURITY AGREEMENT)

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF TRADEMARKS (SECURITY AGREEMENT) (this “Amendment”), dated October 24, 2014, is made among LERNCO, INC., a Delaware corporation (“Lernco”), and LERNER NEW YORK OUTLET, INC., a Massachusetts corporation, formerly known as Jasmine Company, Inc., (“Lerner Outlet” and together with Lernco, each individually a “Pledgor” and collectively, “Pledgors”), each with offices at 450 West 33rd Street, New York, New York 10001, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, with an office at 100 Park Avenue, New York, New York 10017, in its capacity as agent (in such capacity, “Pledgee”), for the Lenders and Bank Product Providers (as defined in the Loan Agreement).

W I T N E S S E T H:

WHEREAS, Pledgor has entered into the Second Amended and Restated Collateral Assignment of Trademarks (Security Agreement), dated as of August 22, 2007 (the “Trademark Security Agreement”), in order to further evidence Pledgor’s grant in favor of Pledgee, of a security interest in the Trademarks (as defined therein) and the goodwill and certain other assets with respect to the Trademarks, as further set forth therein;

WHEREAS, Pledgee, Pledgors, Lerner New York, Inc. (“Lerner” and together with Pledgors, collectively, “Borrowers”), Guarantors, and the Persons from time to time party thereto as lenders (“Lenders”), have amended and restated or are about to amend and restate the existing financing arrangements of Pledgee, Lenders, Borrowers and Guarantors pursuant to which Lenders (or Pledgee on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Fourth Amended and Restated Loan and Security Agreement, dated as of the date hereof, by and among Pledgee, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, pursuant to the Trademark Security Agreement, Pledgors have, among other things, granted to Pledgee a security interest in all present and Future Trademarks and Trademark applications of Pledgors, together with certain related assets, and has agreed to execute and deliver to Pledgee all agreements and documents as requested by Pledgee to evidence the security interests of Pledgee therein;

WHEREAS, Pledgors have certain additional Trademarks, Trademark applications, internet domain names registered or filed with the United States Patent and Trademark Office and Collateral which are not reflected in the Trademark Security Agreement; and

WHEREAS, Pledgors and Pledgee now wish to amend the Trademark Security Agreement to include such additional Trademarks, Trademark applications and internet domain names and other Collateral.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1.                                      Amendments to Exhibit A-1.  Exhibit A-1 to the Trademark Security Agreement is hereby replaced with Exhibit A-1 attached hereto.  Pledgors shall deliver, in form and substance acceptable to Pledgee, an updated Exhibit A-1 on or before November 7, 2014 to include the international and state registered Trademarks of Lernco. Such Exhibit A-1 shall include all Trademarks of Lernco and shall automatically be deemed to replace the existing Exhibit A-1 attached hereto and shall become a part of this Amendment upon acceptance by Pledgee.  Pledgee is hereby authorized to attach such replacement Exhibit A-1 to this Amendment.

2.                                      Amendments to Exhibit A-2.  Exhibit A-2 to the Trademark Security Agreement is hereby replaced with Exhibit A-2 attached hereto.  Pledgors shall deliver, in form and substance acceptable to Pledgee, an updated Exhibit A-2 on or before November 7, 2014 to include the international and state registered Trademarks of Lerner Outlet. Such Exhibit A-2 shall include all Trademarks of Lerner Outlet and shall automatically be deemed to replace the existing Exhibit A-2 attached hereto and shall become a part of this Amendment upon acceptance by Pledgee.  Pledgee is hereby authorized to attach such replacement Exhibit A-2 to this Amendment.

3.                                      Effect of this Amendment.  Except as expressly amended pursuant hereto, no other changes or modifications to the Trademark Security Agreement or waivers of or consents under any provisions thereof are intended or implied, and in all other respects the Trademark Security Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent any term or provision of this Amendment conflicts with any term or provision of the Loan Agreement, the term or provision of the Loan Agreement, shall control.

4.                                      Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

2

5.                                      Governing Law.

(a)                                 The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(b)                                 Pledgors irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York and the United States District Court for the Southern District of New York, whichever Pledgee may elect, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Amendment or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Amendment or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Pledgee shall have the right to bring any action or proceeding against each Pledgor or its property in the courts of any other jurisdiction which Pledgee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against each Pledgor or its property).

(c)                                  Each Pledgor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Pledgee’s option, by service upon such Pledgor in any other manner provided under the rules of any such courts.  Within thirty (30) days after such service, such Pledgor shall appear in answer to such process, failing which such Pledgor shall be deemed in default and judgment may be entered by Agent against such Pledgor for the amount of the claim and other relief requested.

(d)                                 PLEDGORS AND PLEDGEE EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AMENDMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF PLEDGORS AND PLEDGEE, ANY OF THE LENDERS OR ANY OF THE BANK PRODUCT PROVIDERS IN RESPECT OF THIS AMENDMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  PLEDGORS AND PLEDGEE EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT PLEDGORS OR PLEDGEE MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF PLEDGORS AND PLEDGEE TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

3

(e)                                  Pledgee and Lenders and Bank Product Providers shall not have any liability to Pledgors (whether in tort, contract, equity or otherwise) for losses suffered by Pledgors in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Amendment, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Pledgee, any Lender or any Bank Product Provider that the losses were the result of acts or omissions constituting gross negligence or willful misconduct by Pledgee, any such Lender or any such Bank Product Provider.  In any such litigation, Pledgee, each Lender and each Bank Product Provider shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Amendment and the other Financing Agreements.  Each Pledgor: (i) certifies that neither Pledgee, any Lender nor any representative, agent or attorney acting for or on behalf of Pledgee or any Lender has represented, expressly or otherwise, that Pledgee and Lenders would not, in the event of litigation, seek to enforce any of the waivers provided for in this Amendment or any of the other Financing Agreements and (ii) acknowledges that in entering into this Amendment and the other Financing Agreements, Pledgee and Lenders are relying upon, among other things, the waivers and certifications set forth in this Section 5 and elsewhere herein and therein

6.                                      Counterparts, etc.  This Amendment or any of the other Financing Agreements may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment or any of the other Financing Agreements by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment or any of such other Financing Agreements.  Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

[Remainder of page intentionally left blank]

4

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.

PLEDGORS

LERNCO, INC.,

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President

LERNER NEW YORK OUTLET, INC.,

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	Chief Financial Officer

PLEDGEE

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Danielle Baldinelli
Name:	Danielle Baldinelli
Title:	Director

[Signature Page to Amendment No. 1 to Second Amended and Restated

Collateral Assignment of Trademarks (Security Agreement)]

EXHIBIT A-1

to

SECOND AMENDED AND RESTATED COLLATERAL

ASSIGNMENT OF TRADEMARKS (SECURITY AGREEMENT)

List of Lernco Trademarks

U.S. Federal Marks

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
United States	58 AND LEX NY & C AND DESIGN	85/557416	3/1/2012
United States	DREAM NEW YORK	86/257777	4/21/2014
United States	IN MOTION BY NEW YORK & COMPANY AND DESIGN	77/518755	7/10/2008	3652450	7/7/2009
United States	LERNER	73/608444	7/8/1986	1431895	3/10/1987
United States	LERNER (STYLIZED)	73193271	11/14/1978	1133390	4/15/1980
United States	LERNER NEW YORK	703353	7/19/1995	1987113	7/16/1996
United States	NEW YORK & COMPANY	75/648424	2/23/1999	2507567	11/13/2001
United States	NEW YORK & COMPANY	78/349339	1/8/2004	3026644	12/13/2005
United States	NEW YORK & COMPANY	78/349358	1/8/2004	3446405	6/10/2008
United States	NEW YORK & COMPANY	76/068009	6/12/2000	2629986	10/8/2002
United States	NEW YORK & COMPANY OUTLET	85/443969	10/11/2011	4160559	6/19/2012
United States	NEW YORK & COMPANY REWARDS CLUB	77001769	9/18/2006	3414949	4/22/2008
United States	NEW YORK ROMANCE	86/062914	9/12/2013	4553400	6/17/2014
United States	NY & C AND DESIGN	78/402450	4/15/2004	3382726	2/12/2008
United States	NY & C AND DESIGN02	85/676340	7/13/2012	4534159	5/20/2014
United States	NY & C AND DESIGN02	77/518667	7/10/2008	3755542	3/2/2010
United States	NY & C HEART DESIGN	86/063004	9/12/2013
United States	NY POCKET STITCHING DESIGN	78/847002	3/27/2006	3317524	10/23/2007

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
United States	NY STYLE	85/152904	10/14/2010	4089208	1/17/2012
United States	NY STYLE	85/975924	10/14/2010	4108956	3/6/2012
United States	NY&C BEAUTY	85/781086	11/16/2012	4492234	3/4/2014
United States	NY&C REWARDS	85/013875	4/14/2010	4007146	8/2/2011
United States	NY@WORK	86/141563	12/12/2013
United States	RED LABEL AND DESIGN	77/237401	7/24/2007	3528596	11/4/2008
United States	SOHO NEW YORK & COMPANY JEANS AND DESIGN	86/230235	3/24/2014

Foreign Marks

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Andorra	LERNER NEW YORK	7236	7/4/1997	6876	7/4/1997
Andorra	NY & CO AND DESIGN	14355	3/24/2000	14355	4/6/2000
Argentina	LERNER NEW YORK	2840673	7/21/2008	2306535	8/13/2009
Argentina	LERNER NEW YORK	3079174	7/15/2008	2531622	10/12/2012
Argentina	NY & CO AND DESIGN	2275341	3/21/2000	2031616	6/16/2005
Argentina	NY & CO AND DESIGN	3098039	6/28/2011	2537639	11/9/2012
Argentina	NY & CO NEW YORK & COMPANY AND DESIGN02	3177106	7/12/2012
Aruba	NY & CO AND DESIGN	IM-2000/0316.1	3/16/2000	20455	4/11/2000
Australia	LERNER	443663	4/11/1986	B443663	7/4/1990
Australia	LERNER	443665	4/11/1986	B443665	7/4/1990
Australia	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Australia	NY & CO AND DESIGN	826672	3/7/2000	A826672	4/5/2001
Austria	LERNER NEW YORK	AM 3638/94	7/21/1994	155919	12/22/1994
Austria	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Austria	NY & CO AND DESIGN	AM 1734/2000	3/13/2000	189173	6/15/2000
Bahamas	LERNER	16594	7/15/1994	16594	12/7/1995

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Bahamas	LERNER NEW YORK	16594	7/15/1994	16594	12/7/1995
Bahamas	NY & CO AND DESIGN	22701	5/11/2000	22701	2/4/2003
Bahamas	NY & CO AND DESIGN	22702	5/11/2000	22702	2/17/2003
Bahamas	NY & CO AND DESIGN	22703	5/11/2000	22703	3/26/2009
Bahrain	NEW YORK & COMPANY	61028	11/13/2007	61028	3/23/2011
Bahrain	NEW YORK & COMPANY	61029	11/13/2007	TM61029	6/16/2010
Bahrain	NEW YORK & COMPANY	61030	11/13/2007	TM61030	6/16/2010
Bahrain	NEW YORK & COMPANY	61031	11/13/2007	TM61031	6/16/2010
Bahrain	NY & CO AND DESIGN	1112/2000	5/15/2000	27598	4/7/2003
Bahrain	NY & CO AND DESIGN	1110/2000	5/15/2000	SM3627	11/19/2001
Bahrain	NY & CO. AND RECTANGULAR DESIGN	1111/2000	5/15/2000	27599	4/7/2003
Bangladesh	LERNER NEW YORK	40456	4/27/1994	40456	9/23/2003
Bangladesh	NY & CO AND DESIGN	64231	4/2/2000
Bangladesh	NY & CO AND DESIGN	64232	4/2/2000
Bangladesh	NY & CO AND DESIGN	64227	4/2/2000
Barbados	NY & CO AND DESIGN		3/24/2000	81/015098	11/27/2000

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Barbados	NY & CO AND DESIGN		3/24/2000	81/15099	11/27/2000
Barbados	NY & CO AND DESIGN		3/24/2000	81/015100	11/27/2000
Benelux	LERNER	684304	6/3/1986	418590	6/3/1986
Benelux	LERNER		1/7/1987	424555	1/7/1987
Benelux	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Benelux	NY & CO AND DESIGN	961522	4/4/2000	682310	8/1/2001
Bermuda	NY & CO AND DESIGN	31617	3/23/2000	31617	1/30/2002
Bermuda	NY & CO AND DESIGN	31618	3/23/2000	31618	1/30/2002
Bermuda	NY & CO AND DESIGN	31619	3/23/2000	31619	1/30/2002
Bolivia	LERNER		4/9/1986	A-51353	6/23/1987
Bolivia	LERNER		4/9/1986	81959-A	6/23/1987
Bolivia	NY & CO AND DESIGN		4/18/2000	78520	3/27/2001
Bolivia	NY & CO AND DESIGN		4/18/2000	78519	3/27/2001
Bolivia	NY & CO AND DESIGN		4/18/2000	78518	3/27/2001
Brazil	LERNER	812694384	7/10/1986	812694384	10/30/1990
Brazil	LERNER	819174602	4/15/1996	819174602	10/6/1998
Brazil	LERNER	812694376	7/10/1986	812694376	2/25/1997
Brazil	NEW YORK & COMPANY02	831247053	10/24/2011
Brazil	NEW YORK &	831247070	10/24/2011

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
	COMPANY02
Brazil	NY & CO	822421747	1/28/2000
Brazil	NY & CO	822421763	1/28/2000	822421763	12/6/2005
Bulgaria	LERNER NEW YORK	26937	4/13/1994	26627	8/24/1995
Bulgaria	LERNER NEW YORK	26938	4/13/1994	4341Y	8/24/1995
Bulgaria	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Bulgaria	NY & CO AND DESIGN	49225	3/14/2000	40296	7/25/2001
Cambodia (Kampuchea)	NEW YORK & COMPANY	19938/04	1/19/2004	KH/20237/04	9/9/2004
Cambodia (Kampuchea)	NEW YORK & COMPANY	19939/04	1/19/2004	KH/20238/04	9/9/2004
Cambodia (Kampuchea)	NEW YORK & COMPANY	19940/04	1/19/2004	20239/04	9/9/2004
Canada	CITY STRETCH	1489606	7/22/2010	882661	7/23/2014
Canada	LERNER	423797	4/21/1978	262235	9/4/1981
Canada	LERNER	423798	4/21/1978	262236	9/4/1981
Canada	NEW YORK & COMPANY	1487263	7/2/2010	880324	6/18/2014
Chile	LERNER	347474	6/19/1986	778705	10/7/1996
Chile	LERNER		6/19/1986	777132	10/7/1996
Chile	LERNER		1/7/1987	798392	4/9/1987
Chile	NY & CO AND DESIGN	489690	6/9/2000	1079159	9/16/2003
Chile	NY & CO AND DESIGN	488772	6/2/2000	1046869	8/8/2003

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
China (People’s Republic Of)	LERNER	93/068880	8/14/1993	776376	1/21/1995
China (People’s Republic Of)	LERNER		10/7/1986	288874	5/30/1987
China (People’s Republic Of)	NY & C AND DESIGN02	12965762	7/24/2013
China (People’s Republic Of)	NY & C AND DESIGN02	12965761	7/24/2013
China (People’s Republic Of)	NY & CO AND DESIGN	2000047617	4/13/2000	1595953	6/28/2001
China (People’s Republic Of)	NY & CO AND DESIGN	2000047616	4/13/2000	1589200	6/21/2001
China (People’s Republic Of)	NY & CO AND DESIGN	2000047615	4/13/2000	1596375	7/7/2001
Colombia	LERNER	255743	4/29/1986	127086	12/14/1989
Colombia	LERNER NEW YORK	024439	6/7/1994	173073	1/25/1995
Colombia	NY & CO AND DESIGN	26584	4/11/2000	233704	3/29/2001
Colombia	NY & CO AND DESIGN	26582	4/11/2000	233702	3/29/2001
Colombia	NY & CO AND DESIGN	26583	4/11/2000	233703	3/29/2001
Colombia	NY & CO AND DESIGN	09-001130	1/7/2009	383092	7/16/2009
Costa Rica	LERNER	89911	8/22/1994	90099	2/6/1995
Costa Rica	LERNER NEW YORK AND	89970	8/22/1994	90104	2/6/1995

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
	DESIGN
Costa Rica	NY & CO AND DESIGN	2002-346	1/17/2002	170195	9/14/2007
Czech Republic	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Czech Republic	NY & CO AND DESIGN	153799	3/31/2000	234336	6/25/2001
Denmark	LERNER	2709-1986	4/24/1986	VR 198801685	4/25/1988
Denmark	LERNER	2887-1987	5/6/1987	VR198902052	5/5/1989
Denmark	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Denmark	NY & CO AND DESIGN	VA 2000 01315	3/23/2000	VR 2000 02381	5/31/2000
Dominican Republic	LERNER NEW YORK	26326	7/7/1994	74353	10/15/1994
Dominican Republic	NEW YORK & COMPANY	2007-22845	4/9/2007	161627	7/17/2007
Dominican Republic	NY & CO AND DESIGN	19087	4/12/2000	114250	8/15/2000
Dominican Republic	NY & CO AND DESIGN	19085	4/12/2000	114278	8/15/2000
Dominican Republic	NY & CO AND DESIGN	19086	4/12/2000	114334	8/30/2000
Ecuador	LERNER NEW YORK	48351	6/17/1994	699-IEPI	11/10/1995
Ecuador	LERNER NEW YORK	48349	6/17/1994	705-IEPI	11/16/1995
Ecuador	NY & CO AND DESIGN	103585	4/28/2000	3022-IEPI	8/28/2000
Ecuador	NY & CO AND DESIGN	103586	4/28/2000	3023-IEPI	8/28/2000

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Ecuador	NY & CO AND DESIGN	103584	4/28/2000	3021-IEPI	8/10/2000
Egypt	LERNER NEW YORK	144516	8/13/2001	144516	10/10/2006
Egypt	NEW YORK & COMPANY	195561	1/10/2007	195561	6/5/2008
Egypt	NEW YORK & COMPANY	195562	1/10/2007	195562	6/5/2008
Egypt	NEW YORK & COMPANY	203433	7/1/2007	203433	3/11/2009
Egypt	NEW YORK & COMPANY	203434	7/1/2007	203434	9/15/2009
Egypt	NY & CO AND DESIGN	132741	5/10/2000	132741	11/9/2004
Egypt	NY & CO AND DESIGN	132739	5/10/2000	132739	1/15/2005
Egypt	NY & CO AND DESIGN	132740	5/10/2000	132740	12/12/2004
El Salvador	LERNER NEW YORK	1566/94	5/2/1994	69 Book 107	6/23/2000
El Salvador	LERNER NEW YORK	1568/94	5/2/1994	3 Book 49 Pages	2/17/1997
El Salvador	LERNER NEW YORK	1567/94	5/2/1994	237 Book 104 P	5/25/2000
El Salvador	LERNER NEW YORK	1564/94	5/2/1994	105 Book104	5/16/2000
El Salvador	NY & CO AND DESIGN	2306/2000	3/28/2000	109 Book 187	10/13/2004
El Salvador	NY & CO AND DESIGN	2304/2000	3/28/2000	108 Book 187	10/13/2004
European Union	LERNER NEW YORK	325431	8/13/1996	325431	12/4/1998

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
European Union	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Finland	LERNER NEW YORK	3154/94	6/21/1994	140801	11/20/1995
Finland	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Finland	NY & CO AND DESIGN	T200000859	3/14/2000	219910	12/29/2000
France	LERNER		5/22/1986	1355689	5/22/1986
France	LERNER		7/21/1986	1386464	7/21/1986
France	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
France	NY & CO AND DESIGN	00 3015839	3/21/2000	00 3015839	3/21/2000
Gaza District	LERNER NEW YORK	4903	7/24/1997	4903	6/3/1998
Gaza District	LERNER NEW YORK	4904	7/24/1997	4904	6/3/1998
Gaza District	NY & CO AND DESIGN	6991	3/30/2000	6991	8/4/2001
Gaza District	NY & CO AND DESIGN	6992	3/30/2000	6992	8/4/2001
Gaza District	NY & CO AND DESIGN	6993	3/30/2000	6993	8/4/2001
Germany	LERNER	L 29287/25 Wz	7/28/1986	1103100	4/3/1987
Germany	LERNER NEW YORK	395 46 914.7	11/17/1995	395 46 914	7/3/1996
Germany	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Germany	NY & CO AND DESIGN	300 19 077.8/03	3/13/2000	300 19 077	10/16/2000

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Greece	LERNER		7/2/1986	83091	4/18/1989
Greece	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Guatemala	LERNER			115671	2/21/2002
Guatemala	LERNER NEW YORK		4/21/1994	78737	4/30/1996
Guatemala	NEW YORK & COMPANY	2245-07	3/15/2007	153288	11/26/2007
Guatemala	NEW YORK & COMPANY	2244-07	3/15/2007	153277	11/26/2007
Guatemala	NY & CO AND DESIGN			108877	1/19/2001
Guatemala	NY & CO AND DESIGN			108906	1/22/2001
Guatemala	NY & CO AND DESIGN			108908	1/22/2001
Haiti	LERNER NEW YORK		6/17/1994	39/152	10/15/1996
Haiti	LERNER NEW YORK		6/17/1994	40/152	10/15/1996
Haiti	NY & CO AND DESIGN	316-V	3/24/2000	103/171	1/30/2001
Haiti	NY & CO AND DESIGN	322-V	3/24/2000	101/171	1/30/2001
Haiti	NY & CO AND DESIGN	315-V	3/24/2000	102/171	1/30/2001
Honduras	LERNER NEW YORK	2770/94	4/13/1994	61511	5/12/1995
Honduras	LERNER NEW YORK	2771/94	4/13/1994	1935	1/12/1995
Honduras	NY & CO AND DESIGN	5726/2000	4/10/2000	80240	12/27/2000

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Honduras	NY & CO. AND DESIGN	5725/2000	4/10/2000	80064	12/13/2000
Honduras	NY & CO. AND DESIGN	5724/2000	4/10/2000	7341	12/27/2000
Hong Kong	LEARNER	12445/1995	10/4/1995	B10848/1997	11/5/1997
Hong Kong	LEARNER		9/30/1987	1989B0781	3/17/1989
Hong Kong	NY & CO AND DESIGN	5222/2000	4/4/2003	300126116AA	12/29/2003
Hungary	LERNER		5/26/1986	126001	2/6/1987
Hungary	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Hungary	NY & CO AND DESIGN	M0001545	3/17/2000	172142	9/23/2002
India	LERNER NEW YORK	625620	4/19/1994	625620	7/15/2003
India	NEW YORK & COMPANY	1523588	1/15/2007
India	NY & CO AND DESIGN	912079	3/24/2000	912079	1/29/2007
India	NY & CO AND DESIGN	912077	3/24/2000	912077	10/21/2005
India	NY & CO AND DESIGN	912078	3/24/2000	912078	2/2/2006
India	NY & CO AND DESIGN	1250055	11/17/2003	1250055	12/29/2005
Indonesia	LERNER	D96-9111	5/7/1996	IDM000113209	8/15/1997
Indonesia	LERNER NEW YORK	J00-2004-05091-05134	3/1/2004	IDM000050333	9/14/2005
Indonesia	NEW YORK & COMPANY	J00-2007-001249	1/15/2007	IDM000172992	8/11/2008
Indonesia	NEW YORK &	D00-2007-001248	1/15/2007	IDM000172991	8/11/2008

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
	COMPANY
Indonesia	NY & CO AND DESIGN	DOO-5125	5/29/2000	IDM000308812	6/21/2001
Indonesia	NY & CO AND DESIGN	D00.5126	5/29/2000	IDM000243515	5/25/2001
Indonesia	NY & CO and Design	J00-5127	5/29/2000	IDM000243517	5/25/2001
Ireland	LERNER NEW YORK	94/3591	6/14/1994	161697	11/23/1995
Ireland	LERNER NEW YORK	95/3611	7/1/1996	205951	7/7/1999
Ireland	LERNER NEW YORK	98/3073	7/28/1998	210091	4/27/2000
Ireland	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Ireland	NY & CO AND DESIGN	2000/00926	3/20/2000	222496	9/11/2002
Israel	LERNER NEW YORK	92118	4/12/1994	92118	5/1/1996
Israel	LERNER NEW YORK	92119	4/12/1994	92119	5/1/1996
Israel	NY & CO AND DESIGN	136075	3/21/2000	136075	9/5/2001
Israel	NY & CO AND DESIGN	136076	3/21/2000	136076	9/5/2001
Israel	NY & CO AND DESIGN	136077	3/21/2000	136077	9/5/2001
Italy	LERNER		7/4/1986	1215532	3/18/1987
Italy	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Italy	NY & CO AND DESIGN	MI2000C003247	3/21/2000	1291543	3/26/2008

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Jamaica	NY & CO and Design	3/4078	3/16/2000	38732	5/14/2002
Jamaica	NY & CO and Design	16/3001	3/16/2000	38708	5/15/2002
Jamaica	NY & CO and Design	25/2269	3/16/2000	38769	6/11/2002
Jamaica	NY & CO AND DESIGN	41390	10/12/2001	41390	5/16/2003
Japan	LERNER		5/15/1986	2114688	2/21/1989
Japan	LERNER NEW YORK	73507/94	7/20/1994	3357873	11/7/1997
Japan	LERNER NEW YORK	73508/94	7/20/1994	3352532	10/17/1997
Japan	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Japan	NY & CO AND DESIGN	2000-038466	3/22/2000	4477894	5/25/2001
Japan	NY & CO AND DESIGN	2000-038465	3/22/2000	4446389	1/19/2001
Jordan	LERNER NEW YORK	35872	8/15/1994	35872	6/29/1995
Jordan	LERNER NEW YORK	61905	5/11/2000	61905	10/27/2002
Jordan	NEW YORK & COMPANY	94189	7/19/2007	94189	4/10/2008
Jordan	NEW YORK & COMPANY	94230	7/19/2007	94230	4/10/2008
Jordan	NEW YORK & COMPANY	93878	7/19/2007	93878	3/9/2008
Jordan	NEW YORK & COMPANY	94188	7/19/2007	94188	4/10/2008
Jordan	NY & CO AND	61448	5/11/2000	61448	9/15/2002

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
	DESIGN
Jordan	NY & CO AND DESIGN	57894	5/11/2000	57894	12/10/2001
Jordan	NY & CO AND DESIGN	57893	5/11/2000	57893	12/10/2001
Kenya	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Kosovo	LERNER		5/14/1986	1811	9/5/1988
Kosovo	NEW YORK & COMPANY		1/3/2007	5914	10/5/2011
Kosovo	NY & CO AND DESIGN	6780	4/14/2000	3353	11/18/2008
Kuwait	NEW YORK & COMPANY	89088	10/16/2007	76295	1/18/2009
Kuwait	NEW YORK & COMPANY	89089	10/16/2007	74549	12/7/2008
Kuwait	NEW YORK & COMPANY	89090	10/16/2007	74550	12/7/2008
Kuwait	NEW YORK & COMPANY	89091	10/16/2007	76296	1/18/2009
Kuwait	NY & CO AND DESIGN	47028	6/21/2000	44249	5/7/2003
Kuwait	NY & CO AND DESIGN	47029	6/21/2000	44248	5/7/2003
Kuwait	NY & CO. AND RECTANGULAR DESIGN	47030	6/21/2000	44247	5/5/2003
Lebanon	NEW YORK & COMPANY IN LATIN CHARACTERS		7/16/2007	111931	7/16/2007
Lesotho	NEW YORK & COMPANY	LS/M/04/00156	1/21/2004	LS/M/04/00156	7/19/2005

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Macao	LERNER NEW YORK	13.526-M	4/18/1994	13.526-M	4/12/1995
Macao	LERNER NEW YORK	13.527-M	4/18/1994	13.527-M	4/12/1995
Macao	NEW YORK & COMPANY	N/28945	5/21/2007	N/28945	7/24/2009
Macao	NEW YORK & COMPANY	N/28944	5/21/2007	N/28944	7/24/2009
Madagascar	NEW YORK & COMPANY	2004/0059	2/13/2004	0292/13	1/3/2005
Malaysia	LERNER NEW YORK	94/07748	8/27/1994	94/07748	10/11/1996
Malaysia	LERNER NEW YORK	97/18386	12/1/1997	97018386	3/30/2002
Malaysia	NY & CO AND DESIGN	2000/05121	4/25/2000
Mauritius	LERNER		6/19/1986	A/27 No. 112	10/30/1986
Mauritius	NY & CO AND DESIGN		4/6/2000	A/47 No. 235	2/25/2002
Mexico	LERNER	790486	6/23/2006	946937	7/31/2006
Mexico	LERNER	996433	3/19/2009	1130097	11/11/2009
Mexico	NEW YORK & COMPANY	1062106	1/22/2010	1205548	3/8/2011
Mexico	NEW YORK & COMPANY	1062108	1/22/2010	1175364	8/24/2010
Mexico	NEW YORK & COMPANY	1188351	6/21/2011	1288383	5/31/2012
Mexico	NEW YORK & COMPANY AND DESIGN	1344907	1/31/2013	1369770	5/23/2013
Mexico	NY & CO	1039891	10/9/2009	1128806	10/29/2009

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Mexico	NY & CO NEW YORK & COMPANY AND DESIGN	1343463	1/28/2013	1430148	1/28/2014
Mexico	NY & CO NEW YORK & COMPANY AND DESIGN02	1256733	3/9/2012	1346867	2/7/2013
Mexico	NY&CO	289480	3/12/1997	546571	4/24/1997
Monaco	NY & CO AND DESIGN	21707	4/25/2000	R00.21473	6/20/2000
Mongolia	NEW YORK & COMPANY	4923	1/16/2004	4870	1/16/2004
Montenegro (Republic of)	LERNER		5/14/1986	04145PP	9/5/1988
Montenegro (Republic of)	LERNER		5/14/1986	04145PP	9/5/1988
Montenegro (Republic of)	NY & CO AND DESIGN	Z-358/2000	4/14/2000	06006PP	12/1/2003
Morocco	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Morocco	NY & CO AND DESIGN	72818	3/20/2000	72818	6/28/2000
Nepal	LERNER NEW YORK			11377/052	2/16/1996
Nepal	LERNER NEW YORK			11518/052	4/11/1996
Nepal	LERNER NEW YORK			11519/052	4/11/1996
Nepal	LERNER NEW YORK			11520/052	4/11/1996
Nepal	NY & CO.			15414/057	6/15/2000
New Zealand	LERNER NEW	238130	6/21/1994	238130	4/15/1997

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
	YORK
New Zealand	LERNER NEW YORK	238131	6/21/1994	238131	4/15/1997
New Zealand	NY & CO AND DESIGN	610336	3/14/2000	610336	9/14/2000
New Zealand	NY & CO AND DESIGN	610337	3/14/2000	610337	9/14/2000
New Zealand	NY & CO AND DESIGN	610338	3/14/2000	610338	9/14/2000
Nicaragua	LERNER		10/3/1994	27890	3/7/1995
Nicaragua	LERNER NEW YORK	2007-04153	11/15/2007	0802197 LM	8/27/2008
Nicaragua	NY & CO AND DESIGN	2000/01852	4/27/2000	51053	9/11/2001
Nicaragua	NY & CO AND DESIGN	2000/01851	4/27/2000	51054	9/11/2001
Nicaragua	NY & CO AND DESIGN	2000/01853	4/27/2000	51052	9/11/2001
Norway	LERNER		4/11/1986	129602	7/23/1987
Norway	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Norway	NY & CO AND DESIGN	2000 03114	3/15/2000	206761	2/1/2001
Oman	NEW YORK & COMPANY		11/30/2007	964551 (IR)	6/19/2008
Oman	NY & CO AND DESIGN	22476	5/15/2000	22476	6/12/2004
Oman	NY & CO AND DESIGN	22477	5/15/2000	22477	8/1/2004
Oman	NY & CO AND DESIGN	22478	5/15/2000	22478	6/12/2004

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Oman	NY & CO AND DESIGN	22479	5/15/2000	22479	6/12/2004
Pakistan	NY & CO AND DESIGN	162207	4/13/2000	162207	12/28/2006
Pakistan	NY & CO AND DESIGN	161736	3/21/2000
Pakistan	NY & CO AND DESIGN	161735	3/21/2000
Pakistan	NY & CO AND DESIGN	201229	9/21/2004	201229	6/15/2012
Panama	LERNER		3/10/1987	43689-02	11/24/1987
Panama	LERNER		3/10/1987	43690	11/24/1987
Panama	LERNER		3/10/1987	43691	11/24/1987
Panama	LERNER		3/11/1987	43695	11/24/1987
Panama	NY & CO AND DESIGN	109369	8/11/2000	109369	10/15/2001
Panama	NY & CO AND DESIGN	109370	8/11/2000	109370	3/22/2005
Panama	NY & CO AND DESIGN	109371	8/11/2000	109371	10/15/2001
Paraguay	LERNER		6/19/1986	292153	10/28/1986
Paraguay	LERNER		6/19/1986	292154	10/28/1986
Paraguay	NY & CO and Design	8507-2000	4/13/2000	355641	9/10/2001
Paraguay	NY & CO and Design	8506-2000	4/13/2000	355640	9/10/2001
Paraguay	NY & CO and Design	8508-2000	4/13/2000	355642	9/10/2001
Peru	LERNER NEW YORK	250581	9/13/1994	003318	1/18/1995

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Peru	LERNER NEW YORK	247082	7/19/1994	11223	11/3/1994
Peru	LERNER NEW YORK	136777	10/22/2001	28269	1/16/2002
Peru	NEW YORK & COMPANY	310827	4/4/2007	135225	1/11/2008
Peru	NEW YORK & COMPANY	310828	4/4/2007	47353	9/6/2007
Peru	NY & CO AND DESIGN	105816	5/9/2000	66068	9/8/2000
Peru	NY & CO AND DESIGN	106505-2000	5/18/2000	78796	3/11/2002
Philippines	NEW YORK & COMPANY	4-2007-000374	1/11/2007	4-2007-000374	11/11/2007
Poland	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Poland	NY & CO AND DESIGN	Z-216047	3/29/2000	149292	12/15/2003
Portugal	LERNER	234716	5/5/1986	234716	12/3/1991
Portugal	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Portugal	NY & CO AND DESIGN	344857	3/17/2000	344857	3/22/2001
Puerto Rico	LERNER		7/24/1986	27285	12/23/1986
Puerto Rico	LERNER		7/24/1986	27286	12/23/1986
Puerto Rico	LERNER		5/15/1990	7507	3/10/1987
Puerto Rico	LERNER	76810	6/16/2011
Puerto Rico	LERNER	76809	6/16/2011
Puerto Rico	LERNER	76808	6/16/2011
Puerto Rico	NEW YORK &	79873	3/26/2012

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
	COMPANY
Puerto Rico	NEW YORK & COMPANY	79875	3/26/2012
Puerto Rico	NEW YORK & COMPANY	79874	3/26/2012
Puerto Rico	NEW YORK & COMPANY	80214	5/1/2012
Puerto Rico	NEW YORK & COMPANY	80213	5/1/2012
Puerto Rico	NEW YORK & COMPANY	80217	5/1/2012
Puerto Rico	NEW YORK & COMPANY	80215	5/1/2012
Puerto Rico	NEW YORK & COMPANY	80216	5/1/2012
Qatar	NEW YORK & COMPANY	43197	2/12/2007	43197	9/14/2009
Qatar	NEW YORK & COMPANY	43198	2/12/2007	43198	11/18/2009
Qatar	NEW YORK & COMPANY	45644	7/16/2007	45644	4/28/2009
Qatar	NEW YORK & COMPANY	45645	7/16/2007	45645	4/28/2009
Qatar	NY & CO AND DESIGN	22572	4/1/2000	22572	7/5/2007
Qatar	NY & CO AND DESIGN	22570	4/1/2000	22570	7/5/2007
Qatar	NY & CO AND DESIGN	22571	4/1/2000	22571	7/5/2007
Romania	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Romania	NY & CO AND	M 2000 01204	3/14/2000	R042317	3/14/2000

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
	DESIGN
Russian Federation	LERNER NEW YORK	94019044	6/1/1994	134936	11/24/1995
Russian Federation	NY & CO AND DESIGN	2000705692	3/15/2000	217209	7/17/2002
Saudi Arabia	NEW YORK & COMPANY	119239	7/4/2007	1322/19	2/4/2012
Saudi Arabia	NEW YORK & COMPANY	119240	7/4/2007	1322/20	2/4/2012
Saudi Arabia	NEW YORK & COMPANY	119241	7/4/2007	1322/21	2/4/2012
Saudi Arabia	NEW YORK & COMPANY	119242	7/4/2007	1322/22	2/4/2012
Saudi Arabia	NY & CO AND DESIGN	64157	5/1/2000	572/64	5/29/2001
Saudi Arabia	NY & CO AND DESIGN	64048	4/26/2000	742/33	8/25/2004
Saudi Arabia	NY & CO AND DESIGN	64049	4/26/2000	742/34	8/25/2004
Serbia (Republic of)	LERNER		5/14/1986	32063	9/5/1988
Serbia (Republic of)	NY & CO AND DESIGN	Z-358/2000	4/14/2000	46538	12/1/2003
Serbia and Montenegro	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Singapore	LERNER NEW YORK	10330/96	9/26/1996	T96/10330G	9/26/1996
Singapore	LERNER NEW YORK	T99/00470I	1/15/1999	T9900470I	1/15/1999
Singapore	LERNER NEW YORK AND LADY DESIGN	448/97	1/15/1997	T97/00448E	1/15/1997

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Singapore	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Singapore	NY & CO AND DESIGN	T00/04987Z	3/28/2000	T00/04987Z	10/28/2002
Singapore	NY & CO AND DESIGN	T00/04986A	3/28/2000	T00/04986A	3/28/2000
Singapore	NY & CO AND DESIGN	T00/04988H	3/28/2000	T00/04988H	2/13/2003
Slovak Republic	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Slovak Republic	NY & CO AND DESIGN	POZ 1318-2000	5/2/2000	196141	7/16/2001
South Africa	LERNER	2000/02683	2/21/2000	2000/02683	7/11/2003
South Africa	NEW YORK & COMPANY	2007/00437	1/9/2007	2007/00437	5/20/2010
South Africa	NEW YORK & COMPANY	2007/00438	1/9/2007	2007/00438	5/20/2010
South Africa	NY & CO AND DESIGN	2000/04509	3/14/2000	2000/04509	2/18/2005
South Africa	NY & CO AND DESIGN	2000/04510	3/14/2000	2000/04510	2/18/2005
South Africa	NY & CO AND DESIGN	2000/04511	3/14/2000	2000/04511	2/18/2005
South Korea	LERNER	86-734	5/14/1986	7100	6/10/1987
South Korea	LERNER	86-8748	5/14/1986	143701	7/30/1987
South Korea	LERNER NEW YORK	93-2091	4/20/1993	32539	7/29/1996
South Korea	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
South Korea	NY & CO AND DESIGN	2000-1324	3/21/2000	5471	5/29/2002

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Spain	LERNER	1188761	4/7/1987	1188761	10/2/1989
Spain	LERNER NEW YORK	1910655	6/27/1994	1910655	3/5/1995
Spain	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Spain	NY & CO AND DESIGN	2302982	3/24/2000	2302982	2/5/2001
Spain	NY & CO AND DESIGN	2302983	3/24/2000	2302983	2/5/2001
Spain	NY & CO AND DESIGN	2302984	3/24/2000	2302984	4/20/2001
Sri Lanka	LERNER	51351	5/14/1986	51351	3/19/1992
Sri Lanka	LERNER	51353	5/14/1986	51353	9/10/1990
Sri Lanka	NEW YORK & COMPANY	137090	1/12/2007	137090	12/13/2013
Sri Lanka	NEW YORK & COMPANY	137091	1/12/2007
Sri Lanka	NY & CO AND DESIGN	96999	3/23/2000	96999	4/28/2006
Sri Lanka	NY & CO AND DESIGN	96998	3/23/2000	96998	9/14/2004
Sri Lanka	NY & CO AND DESIGN	96996	3/23/2000	96996	11/17/2011
Sweden	LERNER NEW YORK	94-06793	6/29/1994	302523	6/2/1995
Sweden	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Sweden	NY & CO AND DESIGN	00-02356	3/23/2000	348299	8/31/2001
Switzerland	LERNER		6/4/1986	P348915	11/21/1986
Switzerland	NEW YORK &	926844	1/3/2007	926844	7/19/2007

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
	COMPANY
Switzerland	NY & CO AND DESIGN	02987/2000	3/14/2000	477497	10/26/2000
Taiwan	LERNER	85053968	10/23/1996	783341	11/1/1997
Taiwan	LERNER	85053969	10/23/1996	774403	9/1/1997
Taiwan	LERNER	78021889		492681	8/1/1990
Taiwan	LERNER	89007339	2/14/2000	942268	6/1/2001
Taiwan	LERNER NEW YORK	84065884	12/30/1995	91398	6/1/1997
Taiwan	NEW YORK & COMPANY	96036175	3/9/2006	1388625	12/1/2009
Taiwan	NEW YORK & COMPANY	96001392	1/10/2007	1388624	12/1/2009
Taiwan	NEW YORK & COMPANY	96036176	3/9/2006	1388626	12/1/2009
Taiwan	NY & CO AND DESIGN	89016393	3/27/2000	991763	4/1/2002
Taiwan	NY & CO AND DESIGN	89016385	3/27/2000	150290	10/16/2001
Thailand	LERNER	309914	6/13/1986	46404	12/30/1986
Thailand	NY & CO AND DESIGN	415518	3/28/2000	148214	11/22/2001
Turkey	LERNER		6/15/1987	100004	6/15/1987
Turkey	NEW YORK & COMPANY	2004/01330	1/21/2004	2004/01330	1/21/2004
Ukraine	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Ukraine	NY & CO AND DESIGN	2000041478	4/11/2000	26696	8/15/2002
United Arab	LERNER NEW	8902	12/25/1994	8166	12/22/1996

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Emirates	YORK
United Arab Emirates	LERNER NEW YORK	8903	12/25/1994	7442	12/22/1996
United Arab Emirates	NEW YORK & COMPANY	97119	7/5/2007	95256	6/9/2009
United Arab Emirates	NEW YORK & COMPANY	97120	7/5/2007	95257	6/9/2010
United Arab Emirates	NEW YORK & COMPANY	97121	7/5/2007	95258	6/9/2009
United Arab Emirates	NEW YORK & COMPANY	97122	7/5/2007	95259	6/9/2009
United Arab Emirates	NY & CO AND DESIGN	36973	6/18/2000	28862	10/15/2001
United Arab Emirates	NY & CO AND DESIGN	36971	6/18/2000	28860	10/15/2001
United Arab Emirates	NY & CO AND DESIGN	36972	6/18/2000	28861	10/15/2001
United Kingdom	LERNER	2025502	6/29/1995	2025502	1/3/1997
United Kingdom	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
United Kingdom	NY & CO AND DESIGN	2225601	3/13/2000	2225601	8/25/2000
Uruguay	LERNER		5/20/1986	381580	10/13/1987
Uruguay	NY & CO AND DESIGN	321188	3/14/2000	321188	10/10/2000
Venezuela	LERNER NEW YORK	1994-007935	6/16/1994	P-231269	9/10/1999
Venezuela	LERNER NEW YORK	1994-007936	6/3/1994	S-016607	1/13/2000
Venezuela	NY & CO AND DESIGN	2000-001738	2/7/2000

Country	Mark	App/Serial #	App. Dt	Reg. #	Reg. Dt
Venezuela	NY & CO AND DESIGN	2000-001739	2/7/2000
Venezuela	NY & CO AND DESIGN	2000-001737	2/7/2000
Vietnam	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
Vietnam	NY & CO AND DESIGN	45632	3/14/2000	37733	7/11/2001
Virgin Islands (US)	LERNER		4/2/1996	7559	4/2/1996
Virgin Islands (US)	LERNER NEW YORK			7915	9/1/2011
West Bank	LERNER NEW YORK	5509	8/30/1997	5509	9/11/2001
West Bank	LERNER NEW YORK	5510	8/30/1997	5510	9/11/2001
West Bank	NY & CO AND DESIGN	8056	4/5/2000	8056	12/1/2004
West Bank	NY & CO AND DESIGN	8058	4/5/2000	8058	12/1/2004
West Bank	NY & CO AND DESIGN	8057	4/5/2000	8057	12/1/2004
WIPO	NEW YORK & COMPANY	926844	1/3/2007	926844	7/19/2007
WIPO	NEW YORK & COMPANY	964551	11/30/2007	964551	6/19/2008
Zimbabwe	NY & CO AND DESIGN	375/2000	3/28/2000	375/2000	10/7/2002
Zimbabwe	NY & CO AND DESIGN	377/2000	3/28/2000	377/2000	10/7/2002
Zimbabwe	NY & CO AND DESIGN	376/2000	3/28/2000	376/2000	10/7/2002

EXHIBIT A-2

to

SECOND AMENDED AND RESTATED COLLATERAL

ASSIGNMENT OF TRADEMARKS (SECURITY AGREEMENT)

List of Lerner Outlet Trademarks

U.S. State Marks

Country	Mark	Reg. No.	Reg. Date
United States - Ohio	New York & Company Outlet	1921676	10-Mar-2010
United States - Wisconsin	New York and Company Outlet		07-Jul-2010